3 Year Plan 2015-2017 Update February 12, 2015 Confidential: Subject to NDA

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Privileged & Confidential
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Confidential: Subject to NDA
OPERATIONAL UPDATE

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Key Business Highlights – January 26, 2015 Update
Production

Confidential: Subject to NDA
Q4 2014 physical production 12,100 boe/d, up 25% over 9,700 boe/d in Q3 2014.
2014 annual production 11,000 boe/d represents an 11% increase from 9,900 boe/d in 2013.
Cash
Received $12.7 million for a portion of Alba insurance proceeds in 4Q 2014.
Realized $15 million in annual 2014 cash savings from consolidated offices and staff.
Pursuing areas to reduce G&A and operating costs.
Ending global cash balance of $82 million, $20 million higher than projections.
Future upside through existing U.K. and U.S. portfolios
Positive results in Colorado.
Progressing farm-in partner on primary U.K. prospects.

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U.K. Operations – January 26, 2015 Update
Rochelle
Gas production capacity at Scott platform of over 100 mmcf/d gross has been available for Rochelle since May 2014.
Consistently producing at above 100 mmcf/d gas gross with over 4,000 bbl/d gross associated liquids.
Reliability studies ongoing to further improve.
[February 27, 2015 Update] – Rochelle was shut in January 31 for a planned 7 day shutdown to tie-in an additional compressor on the Scott Platform to increase reliability.  Issues with the existing compressor has delayed the restart, which is now expected early March 2015.
Alba
A69 well completed and online in December 2014.
Production currently averaging 22,000 boe/d gross.
Repair of subsea water injection planned for 1st Quarter 2015, resuming production from all subsea wells in May 2015.
Bacchus
Production declining more slowly than forecast.
Two gas lifted wells online producing at 6,000 bbl/d gross.
Identified future opportunity at shallow prospect above Bacchus reservoir.
Exploration
Continue pursuing farm-in partners on existing prospects.
Identifying positive opportunities on Mabry and Rossini as technical work progresses.

Confidential: Subject to NDA

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U.S. Operations – January 26, 2015 Update
Marcellus
5 producing wells with 4 horizontal wells waiting on tie-in.
2 recently completed horizontals IP 4.5-6.5 mmcf/d gross.
10 mmcf/d gross take-away capacity on the EQT line recently tied in to Daniel
Gathering System.
Liquids-rich, Niobrara/Frontier plays in Piceance Basin, NW Colorado
Wiley
Initial horizontal drilled, 5,000’ lateral with multi-stage fracs completed.
Flowback producing at significant oil plus gas rates.
Wiley Hz completion confirms Niobrara volatile oil / wet gas play.
[February 27, 2015 Update] – Wiley was shut-in late December to install and hook-up production facilities. First production expected to commence in
March 2015.
Hunter/Garvey
Volatile oil play.
Targeting structure with open fractures.
Strong oil flows from Niobrara while drilling in area.
Waiting on BLM drilling permit.

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Privileged & Confidential
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BUSINESS PLAN UPDATE
Confidential: Subject to NDA

$120.0
$110.0
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$/bbl
Filing Date
Jan-2014
Apr-2014
Jul-2014
Oct-2014
Jan-2015
Spot
3-Yr. Plan

$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$/bbl
Filing Date
Oct-2014
Nov-2014
Dec-2014
Jan-2015
Spot
3-Yr. Plan

$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$/bbl
Filing Date
Oct-2014
Jan-2015
Apr-2015
Jul-2015
Oct-2015
Jan-2016
Apr-2016
Jul-2016
Oct-2016
Jan-2017
Apr-2017
Jul-2017
Oct-2017
Spot
Forward
3-Yr. Plan

$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$/bbl
Filing Date
Oct-2014
Jan-2015
Apr-2015
Jul-2015
Oct-2015
Jan-2016
Apr-2016
Jul-2016
Oct-2016
Jan-2017
Apr-2017
Jul-2017
Oct-2017
Spot
Forward
3-Yr. Plan

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UK COMMODITY PRICES - OIL
ONE YEAR: BRENT

POST PETITION: BRENT
BRENT SPOT AND FORWARD CURVE AS OF 1/14/2015
Confidential: Subject to NDA
BRENT SPOT AND FORWARD CURVE AS OF 2/6/2015

$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$/mmbtu
Filing Date
Jan-2014
Apr-2014
Jul-2014
Oct-2014
Jan-2015
Spot
3-Yr. Plan

$9.5
$9.0
$8.5
$8.0
$7.5
$7.0
$6.5
$/mmbtu
Filing Date
Oct-2014
Nov-2014
Dec-2014
Jan-2015
Spot
3-Yr. Plan

$10.0
$9.5
$9.0
$8.5
$8.0
$7.5
$7.0
$6.5
$6.0
$/mmbtu
Filing Date
Oct-2014
Jan-2015
Apr-2015
Jul-2015
Oct-2015
Jan-2016
Apr-2016
Jul-2016
Oct-2016
Jan-2017
Apr-2017
Jul-2017
Oct-2017
Spot
Forward
3-Yr. Plan

$10.0
$9.5
$9.0
$8.5
$8.0
$7.5
$7.0
$6.5
$6.0
$/mmbtu
Filing Date
Oct-2014
Jan-2015
Apr-2015
Jul-2015
Oct-2015
Jan-2016
Apr-2016
Jul-2016
Oct-2016
Jan-2017
Apr-2017
Jul-2017
Oct-2017
Spot
Forward
3-Yr. Plan

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UK COMMODITY PRICES - GAS
ONE YEAR: NORTH SEA NAT GAS

POST PETITION: NORTH SEA NAT GAS
NORTH SEA NAT GAS SPOT/FORWARD CURVE AS OF 1/14/2015
Confidential: Subject to NDA
NORTH SEA NAT GAS SPOT/FORWARD CURVE AS OF 2/6/2015

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BASE CASE: GLOBAL FREE CASH FLOW COMPARISON

3 YEAR PLAN IN DISCLOSURE STATEMENT
UK Average Price Deck
Oil ($/bbl) 54.68 $         62.49 $         67.65 $
Gas ($/mcf) 7.01 $           7.20 $           8.08 $
US Average Price Deck
Oil ($/bbl) 52.16 $         58.34 $         63.11 $
Gas ($/mcf) 3.20 $           3.48 $           3.66 $
UPDATE (PRICING AS OF 1/14/15)
UK Price Deck
Oil ($/bbl) 90.00 $         90.00 $         90.00 $
Gas ($/mcf) 9.00 $           9.00 $           9.00 $
US Price Deck
Oil ($/bbl) 80.00 $         80.00 $         80.00 $
Gas ($/mcf) 4.00 $           4.00 $           4.00 $
($ in thousands)
BUSINESS SUMMARY 2015 2016 2017
MBOE/D 12.12            11.78            12.69
Total Revenue 206,393 $    210,884 $    242,265 $
Global LOE 92,685          94,507          84,991
G&A 14,625          14,625          14,625
EBITDA 99,083 $      101,752 $    142,649 $
($ in thousands)
BUSINESS SUMMARY 2015 2016 2017
MBOE/D 12.30            12.24            13.1
Total Production Revenue 306,868 $    299,357 $    310,860 $
Global LOE 92,525          92,592          87,098
G&A 13,600          13,600          13,600
EBITDA 200,744 $    193,164 $    210,162 $
Confidential: Subject to NDA
1) Updated case assumes emergence from bankruptcy on June 30, 2015.
2) Used for cash interest, principal payments and UK LC's for abandonment as needed.
Less: PRT 3,232 7,102 1,792
Less: Restructuring Costs
1
(42,523) - -
Less: Capex (48,674) (79,919) (64,004)
Less: Abandonment (32,000) (36,800) -
Plus: Insurance Proceeds (PD) 7,000 - -
Plus: Sale of Assets - 25,000 -
Plus: Working Capital Adjustment (4,516) 1,876 (2,304)
Unlevered FCF
2
(18,399) $    19,010 $     78,133 $
Less: PRT (17,459) (12,099) (11,708)
Less: Restructuring Costs (17,916) - -
Less: Capex (61,811) (99,733) (101,380)
Less: Abandonment (32,000) (36,800) -
Plus: Insurance Proceeds 9,000 - -
Plus: Sale of Assets - 25,000 -
Plus: Working Capital Adjustment (12,963) 3,020 2,543
Unlevered FCF
2
67,595 $     72,552 $     99,616 $

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FORECAST ASSUMPTIONS
UPSIDE
Changes in commodity prices.
Improvement to operational efficiency ratio.
Operating costs soften.
Purchases of reserves in place – at historically strong
metrics.
DOWNSIDE
Changes in commodity prices.
Erosion to operation efficiency ratios.
Forecasted sales or farm outs are not executed or not at
expected economics.
Capex overruns.
OPERATING ASSUMPTIONS
UK Operating Assumptions
US Operating Assumptions
TALKING POINTS
A $1 move in Global Oil Prices  changes EBITDA in the
three year forecast by $6.8MM and an average of
$2.3MM/year.
A $0.50 move in Global Gas Prices changes EBITDA in
the three year forecast by $19.0MM and an average of
$6.3MM/year.
A 1% move in the efficiency ratio changes the forecast by
$2.3M/year.
UK PLAN (PRICING AS OF 1/14/15)
US PLAN (PRICING AS OF 1/14/15)
MBOE/day 10.7               10.3               10.7
($ in thousands)
BUSINESS SUMMARY 2015 2016 2017
Total Revenue 196,611 $    199,964 $    225,061 $
UK LOE 89,478          91,729          81,817
G&A 12,902          12,882          12,318
EBITDA 94,231 $      95,353 $      130,926 $
($ in thousands)
BUSINESS SUMMARY 2015 2016 2017
Total Revenue 9,783 $        10,920 $      17,204 $
US LOE 3,207            2,778            3,174
G&A 1,723            1,743            2,307
EBITDA 4,853 $        6,399 $        11,723 $
MBOE/day 1.4                 1.4                 2.0
Confidential: Subject to NDA

Ongoing development at Alba.
Ongoing production and infrastructure maintenance at
Bacchus and Rochelle.
Complete decommissioning program.
Development required to maintain interest in Marcellus.
Continued development of Wiley in Colorado.
Farm out of interest in Colorado.

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BASE CASE: UK FREE CASH FLOW

3 YEAR PLAN IN DISCLOSURE STATEMENT (UK) UPDATE (PRICING AS OF 1/14/15) (UK)
($ in thousands)
2015 2016 2017
EBITDA 94,231 $    95,353 $    130,926 $
Less: PRT 3,232          7,102          1,792
Less: Capex (40,921)       (52,555)       (48,798)
Less: Abandonment (32,000)       (36,800)       -
Plus: Property Insurance Proceeds 7,000          -               -
Unlevered FCF 31,541 $    13,100 $    83,919 $
($ in thousands)
2015 2016 2017
EBITDA 189,554 $  176,088 $  187,960 $
Less: PRT (17,459)       (12,099)       (11,708)
Less: Capex (43,303)       (68,136)       (64,380)
Less: Abandonment (32,000)       (36,800)       -
Plus: Property Insurance Proceeds 9,000          -               -
Unlevered FCF 105,792 $  59,052 $    111,872 $
Confidential: Subject to NDA

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GLOBAL EBITDA RECONCILIATIONS

3 YEAR PLAN IN DISCLOSURE STATEMENT (GLOBAL) UPDATE PLAN (USING PRICING AS OF 1/14/15) (GLOBAL)
Confidential: Subject to NDA
($ in thousands)
2015 2016 2017
Net income (loss) (157,817) $   (111,705) $   (104,208) $
Depreciation, depletion and amortization 186,069   181,340   187,637
Tax expense (58,963)    (49,628)    (5,889)
Amortization of loan costs and discount 4,590        4,590        -
Interest expense 82,681      77,156      65,109
Restructuring cost 42,523      -                  -
Adjusted EBITDA 99,083 $      101,752 $    142,649 $
($ in thousands)
2015 2016 2017
Net income (loss) (98,889) $     (69,589) $     (90,355) $
Depreciation, depletion and amortization 186,565   182,614   188,901
Tax expense 7,881        (1,607)       46,506
Amortization of loan costs and discount 4,590        4,590        -
Interest expense 82,681      77,156      65,109
Restructuring cost 17,916      -                  -
Adjusted EBITDA 200,744 $    193,164 $    210,162 $
NOTES
Based on current pricing, YOY 2015 EBITDA is expected to be down approximately 55%.
UK G&A is allocated from the US.
($ in thousands)
Q1 2015 Q2 2015 Q3 2015 Q4 2015
Total Revenue 61,968 $      50,079 $      38,808 $      55,538 $
Global LOE (23,896)        (23,809)        (21,346)        (23,634)
G&A (3,656)           (3,656)           (3,656)           (3,656)
PRT (1,348)           (7,413)           653                11,340
Restructuring Costs (11,668)        (30,856)        -                 -
Capex (8,967)           (24,199)        (6,819)           (8,689)
Abandonment (12,573)        (12,082)        (5,444)           (1,901)
Insurance Proceeds (PD) 7,000            -                 -                 -
Sale of Assets -                 -                 -                 -
Working Capital Adjustment (5,370)           14,660          (8,646)           (5,160)
UK Average Price Deck
Oil ($/bbl) 52.80 $         52.33 $         55.62 $         57.97 $
Gas ($/mcf) 7.38 $           6.73 $           6.61 $           7.33 $
US Average Price Deck
Oil ($/bbl) 51.32 $         50.36 $         52.48 $         54.48 $
Gas ($/mcf) 3.15 $           3.13 $           3.20 $           3.32 $
QUARTERLY STATISTICS (USING PRICING AS OF 1/14/15) (GLOBAL)

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EBITDA RECONCILIATIONS

3 YEAR PLAN IN DISCLOSURE STATEMENT (UK) UPDATE PLAN (USING PRICING AS OF 1/14/15) (UK)
Confidential: Subject to NDA
3 YEAR PLAN IN DISCLOSURE STATEMENT (US)
UPDATE PLAN (USING PRICING AS OF 1/14/15) (US)
($ in thousands)
2015 2016 2017
Net income (loss) (44,713) $     (42,556) $     (55,144) $
Depreciation, depletion and amortization 182,108   177,446   182,081
Tax expense (830)          (11,792)    27,795
Amortization of loan costs and discount 4,590        4,590        -
Interest expense 48,400      48,400      33,970
Restructuring cost -                  -                  -
Adjusted EBITDA 189,554 $    176,088 $    188,703 $
($ in thousands)
2015 2016 2017
Net income (loss) (54,176) $     (27,034) $     (35,211) $
Depreciation, depletion and amortization 4,457        5,168        6,820
Tax expense 8,712        10,186      18,711
Amortization of loan costs and discount -                  -                  -
Interest expense 34,281      28,756      31,139
Restructuring cost 17,916      -                  -
Adjusted EBITDA 11,190 $      17,076 $      21,459 $
2014 year end cash in the UK is approximately $50 million.
2014 year end cash in the US is approximately $32 million.
($ in thousands)
2015 2016 2017
Net income (loss) (79,553) $     (70,903) $     (75,997) $
Depreciation, depletion and amortization 182,108   177,446   182,081
Tax expense (61,314)    (64,180)    (9,128)
Amortization of loan costs and discount 4,590        4,590        -
Interest expense 48,400      48,400      33,970
Restructuring cost -                  -                  -
Adjusted EBITDA 94,231 $      95,353 $      130,926 $
($ in thousands)
2015 2016 2017
Net income (loss) (78,264) $     (40,802) $     (28,210) $
Depreciation, depletion and amortization 3,962        3,894        5,555
Tax expense 2,351        14,552      3,239
Amortization of loan costs and discount -                  -                  -
Interest expense 34,281      28,756      31,139
Restructuring cost 42,523      -                  -
Adjusted EBITDA 4,853 $        6,399 $        11,723 $

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Privileged & Confidential
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2/6/2015 UPDATE
Confidential: Subject to NDA

Privileged & Confidential
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2/6/2015 UPDATE

GLOBAL UPDATE (PRICING AS OF 2/06/15)¹
Confidential: Subject to NDA
UPDATE UK (PRICING AS OF 2/06/15)¹
UPDATE US (PRICING AS OF 2/06/15)
UK Average Price Deck
Oil ($/bbl) 59.76 $         68.40 $         71.72 $
Gas ($/mcf) 7.03 $           7.38 $           7.57 $
US Average Price Deck
Oil ($/bbl) 54.74 $         62.48 $         64.88 $
Gas ($/mcf) 2.79 $           3.21 $           3.53 $
($ in thousands)
BUSINESS SUMMARY 2015 2016 2017
MBOE/D 12.12            11.78            12.69
Total Revenue 216,916 $    224,828 $    244,851 $
Global LOE 92,701          91,693          92,957
G&A 14,625          14,625          14,625
EBITDA 109,590 $    118,509 $    137,269 $
($ in thousands)
BUSINESS SUMMARY 2015 2016 2017
MBOE/D 10.7               10.3               10.7
Total Revenue 208,313 $    214,545 $    228,779 $
UK LOE 89,494          88,915          89,783
G&A 12,902          12,882          12,318
EBITDA 105,918 $    112,748 $    126,678 $
($ in thousands)
BUSINESS SUMMARY 2015 2016 2017
MBOE/D 1.4                 1.4                 2.0
Total Revenue 8,603 $        10,282 $      16,072 $
US LOE 3,207            2,778            3,174
G&A 1,723            1,743            2,307
EBITDA 3,673 $        5,761 $        10,591 $
Less: PRT 1,392          3,994          2,284
Less: Capex (40,921)       (52,555)       (48,798)
Less: Abandonment (32,000)       (36,800)       -
Plus: Property Insurance 7,000          -               -
Free Cash Flow 41,389 $    27,387 $    80,163 $
1) Forecast and productions assumptions updated based on 2/6/2015 pricing and updated reserve report details.
2) Updated case assumes emergence from bankruptcy on June 30, 2015.
3) Used for cash interest, principal payments and UK LC’s for abandonment as needed.
1
Less: PRT 1,392 3,994 2,284
Less: Restructuring Costs
2
(42,523) - -
Less: Capex (48,674) (79,919) (64,004)
Less: Abandonment (32,000) (36,800) -
Plus: Insurance Proceeds (PD) 7,000 - -
Plus: Sale of Assets - 25,000 -
Plus: Working Capital Adjustment (5,927) 1,938 (522)
Unlevered FCF
3
(11,143) $    32,722 $     75,027 $

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2/6/2015 PRICING UPDATE CONTINUED

Confidential: Subject to NDA
1) Forecast and productions assumptions updated based on 2/6/2015 pricing and updated reserve report details.
($ in thousands)
Q1 2015 Q2 2015 Q3 2015 Q4 2015
Total Revenue 60,436 $      54,419 $      42,219 $      59,841 $
Global LOE (23,900)        (23,814)        (21,349)        (23,637)
G&A (3,656)           (3,656)           (3,656)           (3,656)
PRT (1,348)           (7,413)           370                9,784
Restructuring Costs (11,668)        (30,856)        -                 -
Capex (8,967)           (24,199)        (6,819)           (8,689)
Abandonment (12,573)        (12,082)        (5,444)           (1,901)
Insurance Proceeds (PD) 7,000            -                 -                 -
Sale of Assets -                 -                 -                 -
Working Capital Adjustment (6,931)           14,776          (7,987)           (5,785)
UK Average Price Deck
Oil ($/bbl) 52.00 $         59.67 $         62.52 $         64.87 $
Gas ($/mcf) 7.14 $           6.79 $           6.72 $           7.47 $
US Average Price Deck
Oil ($/bbl) 48.69 $         53.67 $         57.11 $         59.49 $
Gas ($/mcf) 2.80 $           2.65 $           2.76 $           2.94 $
($ in thousands)
2015 2016 2017
Net income (loss) (142,603) $       (102,047) $       (105,249) $
Depreciation, depletion and amortization 186,069       181,340       187,637
Tax expense (63,671)        (42,529)        (10,228)
Amortization of loan costs and discount 4,590            4,590            -
Interest expense 82,681          77,156          65,109
Restructuring cost 42,523          -                      -
Adjusted EBITDA 109,590 $        118,509 $        137,269 $
($ in thousands)
2015 2016 2017
Net income (loss) (63,159) $         (60,607) $         (73,162) $
Depreciation, depletion and amortization 182,108       177,446       182,081
Tax expense (66,021)        (57,081)        (16,211)
Amortization of loan costs and discount 4,590            4,590            -
Interest expense 48,400          48,400          33,970
Restructuring cost -                      -                      -
Adjusted EBITDA 105,918 $        112,748 $        126,678 $
($ in thousands)
2015 2016 2017
Net income (loss) (79,444) $         (41,440) $         (32,086) $
Depreciation, depletion and amortization 3,962            3,894            5,555
Tax expense 2,351            14,552          5,983
Amortization of loan costs and discount -                      -                      -
Interest expense 34,281          28,756          31,139
Restructuring cost 42,523          -                      -
Adjusted EBITDA 3,673 $            5,761 $            10,591 $
RECONCILIATION UPDATE (USING PRICING AS OF 2/06/15) (GLOBAL) 1 RECONCILIATION UPDATE PLAN (USING PRICING AS OF 2/06/15) (UK) 1
RECONCILIATION UPDATE PLAN (USING PRICING AS OF 2/06/15) (UK) 1 QUARTERLY STATISTICS (USING PRICING AS OF 2/06/15) (GLOBAL) 1

Privileged & Confidential
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Privileged & Confidential
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ADDITIONAL PLAN UPDATES
Confidential: Subject to NDA

Privileged & Confidential
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FORECAST AND PRODUCTION UPDATES

Confidential: Subject to NDA
ASSUMPTIONS
Alba
•
Drilling program includes one to two wells per year.
•
Approx. 20 infield drilling opportunities currently identified.
•
Pre-tax 2P IRR in excess of 45% at $60/Bbl on drilling opportunities and up to
Bacchus
•
Capital budgeted for gas lift efficiency and an additional well.
•
Operating costs are predominately tied to throughput charges and are not
Rochelle
•
Deploy capital needed in order to sweep reservoir’s remaining
•
Operating cost are predominately tied to throughput charges and are not
Potential Decommissioning LC Requirements
•
Cost estimates are based on current cost, inflated to the forecasted
•
IVRR and Renee/Rubie collateral amounts should be released after 12
•
Current exposure of cash decommissioning liabilities in the form of collateral
2015 2016 2017 2018 2019
3 Year Plan +2 Year Prod Assum
Global MBOE 4,424            4,298            4,633            3,734            3,374
Revenue 216.9 $         224.8 $         244.9 $         201.9 $         187.9 $
Opex 92.7               91.7               93.0               84.3               80.2
Capex 48.7               79.9               64.0               69.7               84.7
PRICING UPDATE (AS OF 2/6/15)
($ in millions)
1) Forecast and productions assumptions updated based on 2/6/2015 pricing and updated reserve report details.
Alba
MBOE/day 3.9                  3.8                  3.3                  3.5                  3.6
Total MBOE 1,419            1,386            1,201            1,269            1,301
Revenue 77.4 $           87.9 $           80.1 $           87.9 $           93.5 $
Opex 56.2               56.1               55.4               55.6               55.8
Capex 25.1               23.9               18.7               20.0               65.0
PRT Tax (1.4)                (4.0)                (2.3)                (1.1)                (16.6)
Bacchus
MBOE/day 1.1                  0.7                  1.2                  0.6                  0.4
Total MBOE 398                254                455                222                161
Revenue 23.3 $           17.3 $           32.4 $           16.4 $           12.3 $
Opex 4.3                  3.0                  4.8                  2.7                  2.1
Capex 7.6                  12.5               5.0                  -                 -
Rochelle
MBOE/day 5.4                  5.6                  5.9                  4.1                  3.4
Total MBOE 1,983            2,052            2,161            1,509            1,249
Revenue 93.6 $           103.2 $         110.3 $         78.0 $           65.8 $
Opex 21.6               22.2               23.2               17.1               14.6
Capex 2.5                  10.8               20.6               30.0               -
UK Average Price Deck
Oil ($/bbl) 59.76 $         68.40 $         71.72 $         74.34 $         76.90 $
Gas ($/mcf) 7.03 $           7.38 $           7.57 $           7.60 $           7.69 $
US Average Price Deck
Oil ($/bbl) 54.74 $         62.48 $         64.88 $         66.80 $         68.46 $
Gas ($/mcf) 2.79 $           3.21 $           3.53 $           3.67 $           3.76 $
Major Asset Summary
60% on work overs.
expected to be highly variable to commodity prices.
hydrocarbons; return on capital is favorable, forecasting IRR’s in excess of
100% at $60 oil and $7 gas.
expected to be highly variable to commodity prices.
decommissioning date and discounted to the present.
months post DECC approved completion.
are approximately $40 million.
1

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Privileged & Confidential
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UK – MABRY AND COLUMBUS
Confidential: Subject to NDA

W
E
14/28a- 5Z
BCU
Tertiary
Lower Cretaceous
Chalk
Piper
Sgiath
Zechstein
Rotliegendes &
Carboniferous

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14/28 Mabry Upper
2016 Well as Per 3yr Business Plan
Primary Target: Jurassic Piper Sandstone
Mean Reserves 125 mmboe / Pg 29%
Secondary Target: Jurassic Dirk Sandstone
Mean Reserves 192mmboe / Pg 8%
Single well to hit both targets
NPV 15 $209mm (Dec 2014)
EEUK 50% Equity
1
2
2
1
Expl

MABRY EXPLORATION OVERVIEW
Confidential: Subject to NDA

Source: Millenium Atlas/DTI 2001 Brown Book)

MABRY EAST
P.Mean 125 mmbbls
Recoverable Reserves
Cumulative Probability >>>
P01
P02
P05
P10
P20
P30
P40
P50
P60
P70
P80
P90
P95
P98
P99
Petronella
Hannay
Charter
Iona
0.1
1
10
100
1,000
10,000
Recoverable Reserves (OIL mmbbls)

0.00
200.00
400.00
600.00
800.00
1,000.00
1,200.00
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Cumulative Probability (> or =)
Iona
Hamish
Goldeneye
Chanter
Teal South
Hoylake
Renee
Hannay
Ettrick
Galley
Petronella
Ross
Telford
Highlander
Saltire
Tartan
RobRoy
Golden Eagle
Buchan
Scott
Buzzard
Piper
Recoverable Reserves (OIL mmbbls)

Privileged & Confidential
Prepared at the Request of
Counsel
Subject to FRE 408
2016 Well as Per 3yr Business Plan
Primary Target: Jurassic Piper Sandstone
Mean Reserves 125 mmboe / Pg 29%
Secondary Target: Jurassic Dirk Sandstone
Mean Reserves 192mmboe / Pg 8%
Single well to hit both targets
NPV 15 $209mm (Dec 2014)
EEUK 50% Equity
21 Inner/Outer Moray Firth Upper Jurassic Field Size Distribution
Confidential: Subject to NDA

Gas/Condensate Fields
Oil Fields
Endeavour Licences
Current Offshore Licences

COLUMBUS PROJECT

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22 Columbus Field Overview
Confidential: Subject to NDA
Company (1) Equity
Serica (Operator) 50%
Endeavour 25%
EOG 25%
Blocks 23/16f & 23/21, 275ft water
depth
Discovered 2006
Palaeocene reservoir at ~9,800ft SS
Stratigraphic trap in submarine fan
50% NTG / ~19% porosity / ~1 to 50mD
permeability
GIIP ~170 Bcf
Gas condensate with CGR ~40
bbl/MMscf
Proposed Facilities
Subsea development
2 horizontal production wells, depletion
Evaluating development / offtake
solutions
Field Development Plan draft pending
agreement on host solution
DECC agreed 2 year License extension
to December 2015
________________________________________________
(1) Block 23/16f only, extension into block 23/21.

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Privileged & Confidential
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Counsel
Subject to FRE 408
US - OVERVIEW
Confidential: Subject to NDA

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US Portfolio Details
Active Projects Haynesville Marcellus Heath Colorado Totals
WI (%) 50 50 25 100/75
Fluid type dry gas dry gas oil mixed
Impact
Gross/Net Acres (1,000's) 7.2/3.3 26/13 211/37 46/31* 290/84
Gross Unrisked Locations 70-100 130-180 150-300 150-200+ 500-800+
Net Unrisked Resource (BCFe) 70-100 250-350 25-50 450-1000+ 800-1500+
US Y/E 2014 Totals
300,300 gross / 83,650 net acres
4.5 MMCFe/D net production
39 BCFe net proved reserves
68 BCFe 3P with significant upside
* Colorado leasehold total includes ~10,200 “drill-to-earn” net acres

Confidential: Subject to NDA

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Privileged & Confidential
Prepared at the Request of
Counsel
Subject to FRE 408
US - WILEY OVERVIEW
Confidential: Subject to NDA

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Endeavour - NW Colorado Piceance Basin Rim Play
Buck Peak Niobrara trend
20-30 mmbo
Encana’s Orchard
Niobrara gas development
WPX 12mmcf/d
Niobrara well
Rangely Niobrara
15 mmbo
NBRR Petroleum System: Proven HC productive areas
Oil window
Wet gas window
Dry gas window
Wiley Prospect
Hz well completed 10/14
Hunter-Garvey Prospect
Cored pilot 9/13

Confidential: Subject to NDA
Pursuing liquids-rich, stacked Niobrara/Frontier
plays in the Piceance Basin, NW Colorado
Play 1: Wiley (3-5N – 97W)
Piceance
Basin
Colorado
Net unrisked resource potential of 75 – 200+ mmboe
16,350 gross / 10,200 net ac “drill-to-earn”
Volatile oil play
Targeting structure with open fractures
Strong oil flows from Niobrara while drilling in area
29,600 gross / 21,100 net ac
Volatile oil / wet gas play via multi-stage fracs
Initial horizontal drilled, completed, producing
Endeavour is Operator with a 80% NRI
Wiley 23-day initial flowback average rate of 602 BOPD + 1.3-
1.8 MMCF/D, peak daily oil rate of 805 BOPD
Once well is established as commercial with BLM then the
Unit acreage will be held with no further well obligations for five years
PV10 well development break even at approximately $50 oil
Play 2: Hunter/Garvey (8S – 100-101W)
Structure on top Rollins Ss, c.i. 500’

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Privileged & Confidential
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US – MARCELLUS OVERVIEW
Confidential: Subject to NDA

TGP
Dominion
McKean Co.
Cameron Co.
Potter Co.
Elk Co.
NFG
Cameron
Somerset
NFGD
Endeavour
EQT 2014
NFG
Dominion
MAP KEY
Endeavour 100%
State Forest Lands
State Gamelands

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26,200 net JV acres (majority HBP)
50/50 Samson JV
500-700+ BCFE net JV Marcellus potential
1 TCF potential with adjacent State Lands included
1+ TCF additional potential in Utica Shale
10 MMCFD take-away capacity on EQT line; first production
expected in Feb 2015
4 new horizontal wells coming on-line
5 existing marginal producers
Two recent wells with intial production rates
ranging from 4.5 – 6.5 mcf/d
Contiguous acreage blocks with 3D seismic,
no new drilling required until late 2015
Marcellus Assets

Confidential: Subject to NDA
CAMERON COUNTY, PA

80
100
140
120
140
120
Lake
Ashtabula
Crawford
Warren
McKean
Potter
Tioga
Geauga
Trumbull
Mercer
Venango
Forest
Lycoming
Summit
Portage
Mahoning
Clarion
Jefferson
Clinton
Lawrence
Clearfield
Centre
Union
Butler
Stark
Columbiana
Snyder
Beaver
Indiana
Carroll
Mifflin
Jefferson
Hancock
Allegheny
Cambria
Blair
Juniata
Tuscarawas
Westmoreland
Perry
Dauphin
Harrison
Brooke
Washington
Huntingdon
Guernsey
Ohio
Cumberland
Belmont
Somerset
Bedford
Fayette
Fulton
Franklin
Adams
Noble
Greene
Marshall
Monroe
Monongalia
Wetzel
Allegany
Washington
Marion
Garrett
Morgan
Carroll
Tyler

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Target: Utica Shale where Point Pleasant is present – various facies, generally porous and brittle
Point Pleasant 100’ – 140’ thick across western PA, thins toward southern NY
Shell announced two Utica discoveries in Tioga Co. – 11.2mmcf/d and 26.5mmcf/d
END Shell
(Isopach Point Pleasant, c.i. = 10’)
Utica Point Pleasant Potential – Estimate 1+ TCF

Confidential: Subject to NDA

Warren
McKean
Potter
Tioga
Forest
Cameron
Elk
Clinton
Jefferson
Clearfield
Centre
Union
50ft
100ft

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Industry Activity in END Play Area
END               EOG             Seneca            Shell       Ultra           PGE/Exxon
Reported Marcellus EURs 4 – 8+ Bcf
Seneca – Cameron County
Reported 7.8 mmcf/d, 7 Bcf EUR
EUR range 4.5 – 8.6 Bcf
Ultra – Potter & Tioga Counties
5 Bcf EURs
EOG/Seneca – Northern Clearfield Co.
Recent IP’s 7 - 9+ mmcf/d
PGE/Exxon – SE McKean County
Multiple wells with 5000’ – 7600’ laterals.
Rumored rates for 5000+’ = 6-9 mmcf/d
Multi-pay Upside
Shell – Tioga Co.
Utica tested 26.5 and 11.2 mmcf/d @ 11,500’
TVD
Seneca – McKean Co.
Utica Shale test well “encouraging” with 400’
gross reservoir at 10,000’ depth
Seneca – Central Potter Co.
Geneseo Shale IP’s of 2 - 4.5 mmcf/d
Seneca Geneseo
Seneca Utica well
Ultra 5 Bcf
Seneca 3-5 Bcf
EOG
PGE long laterals
7000+’ 5000+’
Isopach of Marcellus Shale, c.i. = 50’
Seneca 7 Bcf
7.8 mmcf/d
Shell Utica wells
26.5 & 11.2 mmcf/d
Daniel

Confidential: Subject to NDA

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Privileged & Confidential
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RESERVE UPDATE
Confidential: Subject to NDA

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2014 Reserve Update

Confidential: Subject to NDA
Net (BOE) PV10 ($000) Net (BOE) PV10 ($000)
1P 14,992,502               423,316 $                  8,973,263                 275,629 $
2P 29,233,428               851,191 $                  27,674,544               439,662 $
3P 43,663,064               1,466,995 $               43,663,064               887,566 $
1P 6,521,245                 38,433 $                    5,819,593                 21,019 $
2P 9,027,906                 52,252 $                    8,161,371                 28,565 $
3P 11,402,160               70,112 $                    9,665,190                 40,082 $
1P 21,513,748               461,750 $                  14,792,856               296,647 $
2P 38,261,334               903,443 $                  35,835,914               468,227 $
3P 55,065,225               1,537,108 $              53,328,255               927,648 $
Contingent and Prospective Reserves
610,000,000
190,000,000
US
UK
SEC Price Case Strip Price Case
Source: 2014 year end reserve report (as of 12/31/2014), SEC case audited by external independent engineer.
1) PV10 amounts are prior to PRT, Corporate Taxes, Supplementary Corporate Taxes, and other local taxes.
2) Strip Price is as of February 10, 2015, based on 12/31/2014 reserve report.
3) Contingent and prospective resources are unrisked and net to Endeavour.